                                                                    EXHIBIT 99.1

                          CONSENT OF DIRECTOR-NOMINEE

     The undersigned hereby consents to being named as a director-nominee in the Registration Statement on Form S-1 of Schuff Steel Company to be filed with the Securities and Exchange Commission on or about April 30, 1997.

                                          By:   /s/ EDWARD M. CARSON
                                                --------------------------------
                                          Name: Edward M. Carson